Supplement Dated April 27, 2015
To The Prospectus Dated April 29, 2013 For

PERSPECTIVE INVESTOR®
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
Issued by JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT IV

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference.

Effective April 27, 2015, the JNL/Mellon Capital JNL Optimized 5 Fund merged into the JNL/Mellon Capital JNL 5 Fund.

If you have allocation instructions for future premium payments on file with us, or have existing Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and/or Rebalancing automatic programs, that include an allocation to the JNL/Mellon Capital JNL Optimized 5 Investment Division, all such allocations prior to our receipt of new allocation instructions from you will be allocated to the JNL/Mellon Capital JNL 5 Investment Division.

If you have Contract Value that was transferred to JNL/Mellon Capital JNL 5 Investment Division as a result of the merger, you may transfer all or a portion of your Contract Value out of such Investment Division into the other investment options available under your contract. If the transfer is completed within 60 days following April 27, 2015, the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

If you want to change your allocation instructions or make a transfer as described above, and you require descriptions of the other Investment Divisions available under your contract, you can obtain an additional copy of the product prospectus or additional copies of prospectuses for the Funds underlying the Investment Divisions by contacting our Annuity Service Center.

For additional information, please see the Prospectus dated April 27, 2015 for JNL Variable Fund LLC.

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(To be used with NV5825GW 04/15)

NMU15007NY 04/15